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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2007

                             James River Group, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                      000-51480              05-0539572
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

300 Meadowmont Village Circle, Suite 333
      Chapel Hill, North Carolina                              27517
(Address of principal executive offices)                     (Zip Code)

                                 (919) 883-4171
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On November 30, 2007, the Company issued a press release to announce that Franklin Holdings (Bermuda), Ltd., a Bermuda holding company and member of the
D. E. Shaw group, received approval for its acquisition of the Company from the State of Ohio Department of Insurance and the North Carolina Department of Insurance. The parties expect to close the transaction on or about December 11, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

EXHIBIT    DESCRIPTION
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99.1       Press Release dated November 30, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JAMES RIVER GROUP, INC.


Date: November 30, 2007             By: /s/ Michael T. Oakes
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                                         Michael T. Oakes
                                         Executive Vice President and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT    DESCRIPTION
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99.1       Press Release dated November 30, 2007


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